UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under to § 240.14a-12

PERSPECTIVE THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! PERSPECTIVE THERAPEUTICS, INC. 2026 Annual Meeting Vote by May 26, 2026 11:59 PM Eastern Time PERSPECTIVE THERAPEUTICS, INC. 2401 ELLIOTT AVENUE, SUITE 320 SEATTLE, WA 98121 V92322-P47541 You invested in PERSPECTIVE THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 27, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 27, 2026 9:00 a.m. Central Time The Sheraton Grand Chicago Riverwalk 301 E North Water Street Chicago, IL 60611 *To attend in person, you must pre‑register with your 16-digit control number at www.proxyvote.com by 5:00 p.m. Pacific Time on May 13, 2026. Please check the meeting materials for any additional special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. Voting Items 1. Election of Directors Nominees: 01) Lori A. Woods 02) Heidi Henson 03) Robert Froman Williamson, III 04) Frank Morich, M.D., Ph.D. 05) Johan (Thijs) Spoor 06) Maya Martinez-Davis 2. To ratify the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026. 3. To approve, on a non-binding advisory basis, the frequency of advisory stockholder votes on the compensation of the Company’s named executive officers. Board Recommends For All For 1Year Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.